Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, David Lerner, Principal Executive Officer of Spirit of America Investment Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/5/11	/s/ David Lerner
David Lerner, Principal Executive Officer (principal executive officer)

I, Alan P. Chodosh, Principal Financial Officer of Spirit of America Investment Fund, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/5/11	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer (principal financial officer)